VANGUARD
ASSET ALLOCATION
FUND

[PHOTO]

SEMIANNUAL REPORT
MARCH 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS


                                 A MESSAGE TO
                               OUR SHAREHOLDERS
                                       1

                                THE MARKETS IN
                                  PERSPECTIVE
                                       3

                                  REPORT FROM
                                  THE ADVISER
                                       5

                              PERFORMANCE SUMMARY
                                       7

                                 FUND PROFILE
                                       8

                             FINANCIAL STATEMENTS
                                      12

                       All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

   [PHOTO]                [PHOTO]
JOHN J. BRENNAN       JOHN C.  BOGLE
CHAIRMAN & CEO        SENIOR CHAIRMAN

Vanguard Asset Allocation Fund provided an exceptional return of +15.5% during the six months ended March 31, 1999, the first half of our fiscal year. Your fund outperformed both the average asset allocation fund and our composite index of stocks and bonds.

       As you know, the fund allocates its assets among large-capitalization common stocks, long-term U.S. Treasury bonds, and cash investments. The adjacent table compares our six-month total return (capital change plus reinvested dividends) with those of the average competing fund and our composite index, which is based on a fixed allocation of 65% to stocks and 35% to bonds. We also present six-month returns for indexes representing the three asset classes.

------------------------------------------------------------
                                             TOTAL RETURNS
                                           SIX MONTHS ENDED
                                            MARCH 31, 1999
------------------------------------------------------------
Vanguard Asset Allocation Fund                  +15.5%
------------------------------------------------------------
Average Asset Allocation Fund                   +13.8%
------------------------------------------------------------
Asset Allocation Composite Index*               +15.1%
------------------------------------------------------------
S&P 500 Index                                   +27.3%

Lehman Brothers Long U.S. Treasury
  Bond Index                                    - 5.2

Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      + 2.3
------------------------------------------------------------

*65% S&P 500 INDEX AND 35% LEHMAN LONG U.S.
 TREASURY INDEX.


       The fund's return is based on an increase in net asset value from $22.90 per share on September 30, 1998, to $24.63 per share on March 31, 1999, with the latter figure adjusted for a dividend of $0.56 per share paid from net investment income and a distribution of $1.18 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

During the six months ended March 31, the U.S. stock market rebounded in a big way from 1998's midyear slump, when most market benchmarks declined by -20% or more. Conditions were excellent for stocks: Surprisingly strong economic growth coincided with mild inflation. However, the powerful economic expansion was not a plus for the fixed-income market, where interest rates rose and bond prices fell.

       The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, rose +26.1% during the first half of our fiscal year, setting record highs along the way. The Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-cap stocks and is the target for your fund's equity portfolio, did even better, rising +27.3%. Small-cap stocks, represented by the Russell 2000 Index, gained +10.0%, a superb half-year performance but subpar in comparison with larger stocks. Growth stocks far outperformed value stocks during the period. Within the S&P 500 Index, for example, growth stocks gained an amazing +33.1%, compared with a +20.8% return for value stocks.

       The stock market soared despite two factors that might have daunted investors. First, corporate earnings declined slightly in 1998 and were forecast to rise less than 3% during first-quarter 1999. Second, despite a pair of short-term interest rate cuts by the Federal Reserve Board early in the period, interest rates rose, which often hurts stocks. The yield of the benchmark 30-year U.S. Treasury bond rose 65 basis points (0.65 percentage point), from 4.98% when the fiscal year began to 5.63% as of March 31. Bond prices, which move in the opposite direction from interest rates, declined. The Lehman Long U.S. Treasury Index, for example, declined -8.1% in price, more than offsetting interest income and resulting in a -5.2% total return. Short-term Treasury yields did not rise as far--the yield of the 3-month T-bill increased by 12 basis points, from 4.36% to 4.48%.

       Our investment adviser, Mellon Capital Management, changes the fund's allocation from time to time in an effort to take advantage of perceived imbalances in the relative prices and expected returns of stocks, bonds, and cash investments. The expected returns and recommended allocations are determined by the adviser's proprietary asset-allocation model. During the first half of the fiscal year, two shifts were made. The fund began the period with an allocation of 80% stocks/20% bonds. The allocation was shifted in late October to 70% stocks/30% bonds, and in November to 60% stocks/40% bonds, where it remained through March 31. These modest shifts enhanced the fund's return by
0.4 percentage point over the 15.1% return that would have been achieved (before expenses) by maintaining a steady "neutral" mix of 65% stocks and 35% bonds.

       Our policy of investing the fund's equity segment in a portfolio tracking the S&P 500 Index helped us to achieve a 1.7-percentage-point margin over the return of the average asset allocation fund. As we noted, large-cap stocks outperformed smaller stocks during the half-year, which worked to our benefit because our average peer holds a larger stake in smaller stocks. We note that large-cap stocks won't always be the market's leaders, so holding them will sometimes work to our disadvantage. Similarly, our use of long-term Treasury bonds for the fund's fixed-income segment helps us when interest rates are falling and hurts when rates are rising (as during this period), since our typical peer holds shorter-maturity bonds whose prices are less sensitive to changes in interest rates.

       We were aided versus our competitors by our low operating costs, which we believe represent a durable advantage. The average asset allocation fund has annual operating expenses amounting to 1.41% of net assets, nearly three times the 0.48% expense ratio of Vanguard Asset Allocation Fund. This cost differential represents a head start of about a full percentage point, year after year, in our effort to provide superior returns.

IN SUMMARY

The first half of our fiscal year was richly rewarding to investors in Vanguard Asset Allocation Fund, as the U.S. stock market packed more than two years' worth of "normal" returns into a mere six-month period. We are, of course, grateful for this bounty, even as we recognize that such extraordinary gains can't continue indefinitely. As the bond market showed during the past half-year, markets can fall as well as rise. Price fluctuations are a risk investors must assume in pursuit of long-term rewards from the financial markets.

       We believe that a sensible approach for dealing with investment risks is to construct a balanced portfolio of stocks, bonds, and cash investments appropriate to your time horizon, goals, and tolerance for price fluctuations. Indeed, Vanguard Asset Allocation Fund embodies a balanced approach to the trade-off between investment risks and rewards. In any event, once your own plan is in place, we recommend that you stick with it.


/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman and
                                        Chief Executive Officer

April 15, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 1999

[PHOTO]

Stock markets worldwide provided solid gains during the six months ended March 31, 1999, as they recovered from a sharp slide in midsummer 1998. Central banks around the world helped by easing monetary policy and lowering short-term interest rates.

       A remarkably robust performance by the U.S. economy was a key factor in the global recovery. Indeed, the United States was the only major economy in which policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential inflationary surge was one reason that longer-term interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

The surge in U.S. stocks during the half-year reflected both the strength of the domestic economy and the confidence of investors in future corporate and economic prospects. The overall market, as measured by the Wilshire 5000 Equity Index, gained 26.1%. The S&P 500 Index, which is dominated by large-capitalization stocks, advanced 27.3%. Small-cap stocks, which have consistently underperformed large-cap stocks in recent years, gained 10.0%, as measured by the Russell 2000 Index.

---------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED MARCH 31, 1999
                                             ------------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
---------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                27.3%       18.5%         26.2%
   Russell 2000 Index                           10.0       -16.3          11.2
   Wilshire 5000 Index                          26.1        13.1          23.6
   MSCI EAFE Index                              22.5         6.4           9.1
---------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                  -0.2%        6.5%          7.8%
   Lehman 10-Year Municipal Bond Index           1.2         6.3           7.7
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                     2.3         4.9           5.2
---------------------------------------------------------------------------------
OTHER
   Consumer Price Index                          0.9%        1.7%          2.3%
---------------------------------------------------------------------------------

*Annualized.

       There was also a striking disparity in returns from growth and value stocks; the growth-stock segment of the S&P 500 Index gained 33.1%, while the value-stock segment rose 20.8%.

       Investors in U.S. stocks seemed to have forgotten the jitters that sent market indexes plummeting by 20% or more during the summer of 1998. Nor did they appear to care that corporate earnings were flat to slightly lower during the half-year. Investors focused more on the potential for future earnings than on near-term disappointments. Interest rate reductions by central banks, including three separate quarter-percentage-point cuts during autumn 1998 by the U.S. Federal Reserve Board, lessened fears that the major economies would be dragged down by the economic and currency troubles still afflicting much of Asia, Russia, and Latin America. There was certainly little fear among U.S. consumers, who were encouraged by low unemployment, rising wages, and low inflation to spend freely. Their spending propelled the economy to a 6% annualized growth rate during the first quarter of our fiscal year.

       With consumer spending so strong, it is no surprise that retailers and other companies in the consumer-discretionary sector were the stock market's leaders during the fiscal half-year, rising 49% on average. Technology stocks were a close second, gaining 48%. Optimism--some would say overoptimism--was especially evident in Internet stocks.

       The market's laggards were energy stocks (integrated-oil companies were up a relatively paltry 6%; "other energy" rose about 14%) and the consumer-staples and materials & processing groups (each up about 10%). Energy stocks lagged because prices for oil and natural gas were weak, despite upticks late in the period. Several large makers of consumer staples, such as beverages and tobacco, reported disappointing overseas profits.

U.S. BOND MARKETS

Early in the fiscal year, long-term interest rates fell to 30-year lows as a result of the favorable inflationary environment and heavy demand from investors who sought the perceived safety of U.S. Treasury bonds amid overseas economic turmoil. The yield of the 30-year Treasury began the period at 4.98% and fell to a low of 4.72% on October 5. However, as prices of stocks and riskier bonds rebounded from their summertime lows, Treasury bond prices began to fall and their yields began to rise. By March 31, the yield on the 30-year Treasury was at 5.63%, up 65 basis points (0.65 percentage point) for the half-year. The Lehman Brothers Long U.S. Treasury Bond Index declined -5.2% during the half-year. The overall U.S. taxable bond market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, had a negative return of -0.2%. High-yield bonds, which had suffered along with other risky assets during last summer's slump in financial markets, produced positive returns during the half-year.

       Short-term interest rates, which were most directly affected by the Federal Reserve Board's reductions, rose only slightly. Yields on 3-month Treasury bills began the half-year at 4.36% but fell as low as 3.62% in mid-October. By March 31, the 3-month T-bill was yielding 4.48%, only 12 basis points higher than the rate when the period began.

INTERNATIONAL STOCK MARKETS

International stock markets, heartened by Wall Street's strong rally and easier monetary policy, rallied during the half-year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index gained 22.5% in U.S. dollars. The gains were due, in part, to interest rate cuts by monetary authorities in Japan, Europe, and Latin America. Investors also were heartened by an increase in corporate restructuring and merger activity in Europe and recession-wracked Japan.

       The biggest gains overseas were for those bourses hit hardest during 1997 and 1998: emerging markets (the MSCI Select Emerging Markets Free Index rose 30.5% during the six months) and the Pacific region (up 40.1%). Further boosting returns for U.S. investors was a weakening of the U.S. dollar against the Japanese yen. In a turnabout, Europe's developed stock markets--which account for some 70% of the EAFE Index--were the laggards, although they performed well on balance, providing an aggregate return of 16.3% for U.S. investors. While the U.S. dollar was weakening against the Japanese yen, and thus boosting returns from the Pacific region for U.S. investors by more than 12 percentage points, it was gaining against most European currencies, cutting U.S. investors' returns on European stocks by about 5 percentage points.

       In some emerging markets where stocks had plummeted in 1997 and 1998, the six-month gains were spectacular: about 130% in U.S.-dollar terms in South Korea, 115% in Indonesia, 69% in Malaysia, 66% in the Philippines, and 43% in Mexico.

REPORT FROM THE ADVISER

[PHOTO]

Vanguard Asset Allocation Fund earned a total return of 15.5% for the six months ended March 31, 1999, the first half of our fiscal year. This was slightly ahead of the 15.1% return of our unmanaged stock/bond composite index. By way of comparison, the S&P 500 Index rose 27.3% and the Lehman Long U.S. Treasury Index returned -5.2% during the half-year.

       The stock market's strong performance during the first fiscal quarter occurred amid a high level of volatility, prompted in part by financial crises in emerging markets. On October 15, the Federal Reserve Board, seeing little risk of an overheating economy or an increase in inflation, acted to counter the effects of growing caution by lenders and unsettled financial markets by lowering its target for the federal funds rate by 0.25 percentage point to 5.00%. (The Fed had similarly cut the fed funds rate by a quarter point in late September.)

       Although the equity market reacted favorably to the Fed's action--the S&P 500 Index rose 8.1% during October, its highest monthly return since December 1991--bond prices declined and yields rose. Stocks rose sharply again in November, while the bond market posted marginal gains. On November 17, the Federal Reserve lowered the target federal funds rate by another quarter point to 4.75%, the third decrease in seven weeks. The widely anticipated move was intended to calm markets in general and to restore order in global credit markets in particular. The Fed made no further changes in monetary policy through the rest of our fiscal half-year.

       With the exception of the manufacturing sector, the U.S. economy grew steadily throughout the first fiscal quarter, benefiting from low inflation, high consumer confidence, and solid consumer spending. Unemployment in March fell to 4.2% of the workforce, the lowest rate in 29 years.

       In contrast to the Federal Reserve's earlier preoccupation with external shocks to domestic growth, economic releases during the second fiscal quarter seemed to show that financial crises abroad had not significantly slowed growth in the United States. In fact, economic reports during the quarter on gross domestic product (GDP), manufacturing output, consumption, and employment were uniformly strong, showing accelerating growth. GDP grew at an inflation-adjusted 6.0% annual rate during the October-December quarter as the economy completed its eighth year of expansion. The last time GDP grew faster than 6.0% was in 1984, when the economy was emerging from a deep recession. Even the manufacturing sector, which has recently been the economy's one weak link, began to show credible signs of strength. Notably, the National Association of Purchasing Management index rose strongly during our second fiscal quarter, rising 9.0 points to 54.3 from its December level of 45.3. (A reading above 50 is generally associated with an expansion in manufacturing.) Labor markets remained tight, as indicated by the low unemployment rate. Moreover, inflation continued to show no sign of accelerating, and the Consumer Price Index rose only 1.7% for the 12 months ended March 31, 1999.

       Concerning our tactical asset allocation model, the volatility in the markets during the first fiscal quarter presented two opportunities to change the fund's asset allocation. The steep rise in stock prices through October 22 lowered the prospective future return on equities, while bond yields rose substantially. This narrowed the spread between our model's expected returns on stocks and bonds and prompted the model to call for a shift of 10% of assets out of stocks into bonds. This shift was implemented on October 23, changing the fund's allocation to 70% stocks/30% bonds from an 80%/20% mix. As stock prices continued to rise sharply, the expected return on stocks fell further. Meanwhile, a sharp increase in bond yields during early November narrowed the spread between the expected returns on stocks and bonds. This prompted our model to call for another 10% shift from stocks to bonds. This move was implemented on November 9, changing the fund's asset mix to 60% stocks/40% bonds.

       The fund's asset mix remained at 60% stocks/40% bonds through the end of the half-year. During January, a sharp rise in equities lowered the expected return on stocks, while a decrease in bond yields lowered the expected return on bonds. The net effect was to leave the spread between expected returns on stocks and bonds little changed. During February, the decline in equity prices raised the expected return on stocks, while substantially higher bond yields raised the expected return on bonds. Again, the net effect was little change in the spread between expected returns on stocks and those on bonds. The rise in equity prices during March lowered the expected return on stocks, while yields, and thus expected returns, on bonds were unchanged. Although the net effect was a narrowing in the spread between the expected returns on stocks and bonds, it was not large enough to prompt our model to recommend any shift in our asset allocation.

       During the six months ended March 31, changes in earnings forecasts had a positive effect on our forecast for the expected return on stocks. Our long-run expected return for stocks is now near 9.5% annually, and the Vanguard Asset Allocation Fund continues to hold a neutral allocation of about 60% stocks/40% bonds.

William L. Fouse, CFA
Mellon Capital Management Corporation

April 13, 1999

INVESTMENT PHILOSOPHY

The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.

PERFORMANCE SUMMARY
ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-MARCH 31, 1999
----------------------------------------------------------
                ASSET ALLOCATION FUND          COMPOSITE
                                                 INDEX*
FISCAL    CAPITAL     INCOME       TOTAL         TOTAL
YEAR      RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1989        21.1%       2.8%        23.9%        27.8%
1990        -8.6        4.0         -4.6         -5.1
1991        20.9        6.4         27.3         27.5
1992         7.2        5.0         12.2         12.2
1993        10.7        4.7         15.4         15.5
1994        -5.2        3.1         -2.1         -1.5
1995        23.6        5.0         28.6         27.4
1996        11.1        4.2         15.3         13.9
1997        24.7        4.7         29.4         30.4
1998        11.5        3.7         15.2         14.2
1999**      12.9        2.6         15.5         15.1
----------------------------------------------------------

 *65% S&P 500 Index, 35% Lehman Long U.S. Treasury Index.
**Six months ended March 31, 1999.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
-----------------------------------------------------------------------------------------------------
                           INCEPTION                                             10 YEARS
                                                                     --------------------------------
                              DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund       11/3/1988      14.99%      20.95%        11.76%        4.59%      16.35%
-----------------------------------------------------------------------------------------------------

FUND PROFILE
ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
-----------------------------------------------------------
Turnover Rate                                          3%*
Expense Ratio                                       0.48%*
Cash Reserves                                         0.9%

*Annualized.

TOTAL FUND VOLATILITY MEASURES
-----------------------------------------------------------
                          ASSET ALLOCATION         S&P 500
-----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  0.68            1.00

FUND ASSET ALLOCATION*
-----------------------------------------------------------

[PIE CHART]

Stocks          Bonds           Cash Reserves
 60%             39%                1%

*Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

TEN LARGEST STOCKS (% OF EQUITIES)
-----------------------------------------------------------
Microsoft Corp.                                    4.3%
General Electric Co.                               3.4
Wal-Mart Stores, Inc.                              1.9
Intel Corp.                                        1.9
Merck & Co., Inc.                                  1.8
Pfizer, Inc.                                       1.7
Cisco Systems, Inc.                                1.6
Exxon Corp.                                        1.6
AT&T Corp.                                         1.6
International Business Machines Corp.              1.6
-----------------------------------------------------------
Top Ten                                           21.4%
-----------------------------------------------------------
Top Ten as % of Total Net Assets                   9.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------
                                               MARCH 31, 1998                    MARCH 31, 1999
                                              ------------------------------------------------------------
                                              ASSET ALLOCATION        ASSET ALLOCATION           S&P 500
----------------------------------------------------------------------------------------------------------
Auto & Transportation                             3.6%                    2.5%                  2.5%
Consumer Discretionary                           10.0                    13.2                  13.2
Consumer Staples                                 10.9                     8.4                   8.4
Financial Services                               17.9                    16.7                  16.7
Health Care                                      11.7                    12.4                  12.4
Integrated Oils                                   6.7                     5.1                   5.1
Other Energy                                      1.2                     1.0                   1.1
Materials & Processing                            5.6                     3.3                   3.3
Producer Durables                                 4.1                     3.2                   3.1
Technology                                       11.9                    17.3                  17.3
Utilities                                        10.6                    11.1                  11.1
Other                                             5.8                     5.8                   5.8
----------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-----------------------------------------------------------
                          ASSET ALLOCATION         S&P 500
-----------------------------------------------------------
Number of Stocks                       502             500
Median Market Cap                   $64.6B          $64.6B
Price/Earnings Ratio                 29.1x           29.1x
Price/Book Ratio                      5.1x            5.1x
Dividend Yield                        1.3%            1.3%
Return on Equity                     22.5%           22.5%
Earnings Growth Rate                 16.8%           16.8%
Foreign Holdings                      1.5%            1.5%

FIXED-INCOME CHARACTERISTICS
-----------------------------------------------------------
                                                    LEHMAN
                          ASSET ALLOCATION          INDEX*
-----------------------------------------------------------
Number of Bonds                         26           7,422
Average Coupon                        8.2%            6.8%
Average Duration                10.9 years       4.7 years
Average Maturity                21.5 years       8.9 years
Average Quality                   Treasury             Aaa

*Lehman Aggregate Bond Index.


[EQUITY INVESTMENT FOCUS GRAPH]
-----------------------------------------------------------


[FIXED-INCOME INVESTMENT FOCUS GRAPH]
-----------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investments.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
ASSET ALLOCATION FUND                 SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (42.0%)(1)
----------------------------------------------------------
-  Microsoft Corp.                 1,566,800     $140,424
   General Electric Co.            1,018,000      112,616
   Wal-Mart Stores, Inc.             690,100       63,618
   Intel Corp.                       520,600       61,886
   Merck & Co., Inc.                 738,400       59,210
   Pfizer, Inc.                      404,900       56,180
-  Cisco Systems, Inc.               488,700       53,543
   Exxon Corp.                       757,300       53,437
   AT&T Corp.                        651,081       51,964
   International Business
    Machines Corp.                   289,500       51,314
-  MCI WorldCom, Inc.                567,411       50,251
   The Coca-Cola Co.                 764,500       46,921
-  America Online, Inc.              319,100       46,589
   American International
    Group, Inc.                      383,835       46,300
   Citigroup, Inc.                   710,261       45,368
   Lucent Technologies, Inc.         407,548       43,913
   Procter & Gamble Co.              415,744       40,717
   Bristol-Myers Squibb Co.          616,760       39,665
   Johnson & Johnson                 416,900       39,058
   BankAmerica Corp.                 539,089       38,073
   Royal Dutch Petroleum Co. ADR     664,700       34,564
-  Dell Computer Corp.               790,800       32,324
   Eli Lilly & Co.                   341,000       28,942
   SBC Communications Inc.           605,946       28,555
   Home Depot, Inc.                  458,200       28,523
   Time Warner, Inc.                 381,200       27,089
   American Home Products Corp.      407,800       26,609
   Philip Morris Cos., Inc.          753,800       26,524
   Schering-Plough Corp.             455,000       25,167
   Bell Atlantic Corp.               481,630       24,894
   BellSouth Corp.                   608,000       24,358
   Fannie Mae                        324,800       22,492
   Abbott Laboratories               477,300       22,344
   Hewlett-Packard Co.               322,200       21,849
   The Chase Manhattan Corp.         265,322       21,574
   Ford Motor Co.                    375,500       21,310
   Mobil Corp.                       241,700       21,270
   Gillette Co.                      348,100       20,690
   E.I. du Pont de Nemours & Co.     350,800       20,368
   Bank One Corp.                    363,235       20,001
   Ameritech Corp.                   341,700       19,776
-  EMC Corp.                         154,800       19,776
   The Walt Disney Co.               634,900       19,761
   McDonald's Corp.                  422,600       19,149
   Morgan Stanley Dean
    Witter & Co.                     181,900       18,179
   GTE Corp.                         298,800       18,077
   PepsiCo, Inc.                     458,300       17,960
   Chevron Corp.                     202,200       17,882
   Wells Fargo Co.                   507,110       17,781
   General Motors Corp.              204,531       17,769
-  AirTouch Communications, Inc.     177,700       17,170
   Warner-Lambert Co.                254,400       16,838
   American Express Co.              142,645       16,761
   Compaq Computer Corp.             528,148       16,736
   First Union Corp.                 307,832       16,450
-  Sun Microsystems, Inc.            119,700       14,955
   Tyco International Ltd.           198,631       14,252
   Sprint Corp.                      138,900       13,630

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
   Motorola, Inc.                    185,400      $13,581
   Unilever NV ADR                   198,400       13,181
   Medtronic, Inc.                   181,300       13,008
   Northern Telecom Ltd.             206,160       12,808
   The Gap, Inc.                     182,325       12,273
   Freddie Mac                       214,100       12,230
-  MediaOne Group, Inc.              188,530       11,972
   Texas Instruments, Inc.           120,200       11,930
   Charles Schwab Corp.              123,975       11,917
-  Amgen, Inc.                       159,000       11,905
-  Oracle Corp.                      448,800       11,837
   Anheuser-Busch Cos., Inc.         149,614       11,399
   Xerox Corp.                       203,496       10,862
   The Boeing Co.                    313,186       10,687
   Schlumberger Ltd.                 168,600       10,148
   Associates First Capital Corp.    224,512       10,103
   United Technologies Corp.          72,700        9,846
   Allstate Corp.                    265,554        9,842
   Pharmacia & Upjohn, Inc.          157,490        9,823
   Texaco Inc.                       167,800        9,523
   Merrill Lynch & Co., Inc.         106,600        9,427
-  Viacom Inc. Class B               110,900        9,309
-  CBS Corp.                         221,900        9,084
   Dayton Hudson Corp.               134,618        8,969
   Carnival Corp.                    184,200        8,945
   Monsanto Co.                      194,600        8,939
   Minnesota Mining &
    Manufacturing Co.                126,200        8,929
   Walgreen Co.                      305,600        8,633
   U S WEST, Inc.                    155,382        8,556
   AlliedSignal Inc.                 173,700        8,544
   Colgate-Palmolive Co.              91,000        8,372
   The Bank of New York Co., Inc.    232,600        8,359
   Waste Management, Inc.            185,910        8,250
   Kimberly-Clark Corp.              169,992        8,149
   U.S. Bancorp                      231,403        7,882
-  Safeway, Inc.                     150,700        7,733
   Automatic Data Processing, Inc.   184,600        7,638
   Electronic Data Systems Corp.     151,200        7,362
   Atlantic Richfield Co.             99,500        7,264
   Washington Mutual, Inc.           177,541        7,257
   Sara Lee Corp.                    292,200        7,232
   Emerson Electric Co.              135,600        7,178
   Comcast Corp. Class A Special     113,500        7,143
   Household International, Inc.     152,688        6,966
-  Applied Materials, Inc.           112,200        6,921
   J.P. Morgan & Co., Inc.            55,742        6,877
   National City Corp.               101,191        6,717
   Lowe's Cos., Inc.                 109,000        6,594
   Dow Chemical Co.                   70,650        6,584
   Fleet Financial Group, Inc.       174,754        6,575
   Enron Corp.                       101,200        6,502
   Eastman Kodak Co.                 101,100        6,458
   Firstar Corp.                      71,000        6,355
   Computer Associates
    International, Inc.              173,900        6,184
-  Costco Cos., Inc.                  67,056        6,140
   The Seagram Co. Ltd.              122,500        6,125
   SunTrust Banks, Inc.               98,300        6,119
   Raytheon Co. Class B              104,200        6,109
   Duke Energy Corp.                 111,181        6,073
   MBNA Corp.                        249,050        5,946
-  Tellabs, Inc.                      59,900        5,855
   Marsh & McLennan Cos., Inc.        78,650        5,835
   Baxter International, Inc.         88,400        5,834
-  Sprint PCS                        131,200        5,814
   First Data Corp.                  135,900        5,810
   CVS Corp.                         120,700        5,733
   CIGNA Corp.                        68,100        5,708
   Campbell Soup Co.                 139,800        5,688
   Mellon Bank Corp.                  80,800        5,686
   Guidant Corp.                      93,400        5,651
-  Ascend Communications, Inc.        67,400        5,641
   Pitney Bowes, Inc.                 88,100        5,616
   McKesson HBOC, Inc.                84,265        5,561
   Cardinal Health, Inc.              84,150        5,554
   Gannett Co., Inc.                  87,500        5,512
   American General Corp.             78,095        5,506
-  Clear Channel
    Communications, Inc.              81,900        5,492
   Fifth Third Bancorp                82,950        5,470
   Sears, Roebuck & Co.              120,600        5,450
   Caterpillar, Inc.                 115,200        5,292
   H.J. Heinz Co.                    111,600        5,287
   ALLTEL Corp.                       84,400        5,264
   PNC Bank Corp.                     93,600        5,201
   Williams Cos., Inc.               131,600        5,198
   Halliburton Co.                   135,000        5,198
   NIKE, Inc. Class B                 88,900        5,128
   Wachovia Corp.                     63,100        5,123
   Southern Co.                      216,200        5,040
   Burlington Northern
    Santa Fe Corp.                   146,796        4,826
-  Boston Scientific Corp.           118,600        4,811
-  Staples, Inc.                     145,200        4,773
   Alcoa Inc.                        115,600        4,761
-  The Kroger Co.                     79,500        4,760
   Illinois Tool Works, Inc.          76,600        4,740
   Providian Financial Corp.          42,900        4,719
   Lockheed Martin Corp.             120,682        4,548
   May Department Stores Co.         111,300        4,355
   Kellogg Co.                       127,100        4,297
   The Clorox Co.                     36,400        4,266
   Omnicom Group Inc.                 52,600        4,205
   Corning, Inc.                      69,900        4,194
   KeyCorp                           137,800        4,177
-  FDX Corp.                          44,660        4,145
   The Hartford Financial Services
    Group Inc.                        72,900        4,142
-  Cendant Corp.                     262,434        4,133
   Albertson's, Inc.                  76,100        4,133
   Bestfoods                          87,800        4,127
   State Street Corp.                 49,400        4,060
   Union Pacific Corp.                75,800        4,050
   Newell Rubbermaid, Inc.            84,310        4,005
   BankBoston Corp.                   91,502        3,963
   International Paper Co.            93,600        3,949
   Textron, Inc.                      50,600        3,915
   ConAgra, Inc.                     151,200        3,865
   Columbia/HCA Healthcare Corp.     201,645        3,819
   Avon Products, Inc.                80,500        3,788
   Aetna Inc.                         45,406        3,769

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
ASSET ALLOCATION FUND                 SHARES        (000)
----------------------------------------------------------
   Coca-Cola Enterprises, Inc.       124,400      $ 3,763
   Phillips Petroleum Co.             79,600        3,761
-  Micron Technology, Inc.            76,900        3,710
   PG&E Corp.                        117,700        3,656
   AMP, Inc.                          67,743        3,637
   General Mills, Inc.                48,000        3,627
   Texas Utilities Co.                86,341        3,599
-  Solectron Corp.                    72,600        3,526
   BB&T Corp.                         96,600        3,496
-  Kohl's Corp.                       48,500        3,437
   IMS Health, Inc.                  102,400        3,392
   TJX Cos., Inc.                     99,400        3,380
   Weyerhaeuser Co.                   60,300        3,347
-  Tricon Global Restaurants, Inc.    47,300        3,323
-  AMR Corp.                          56,600        3,315
   The McGraw-Hill Cos., Inc.         60,600        3,303
   Interpublic Group of Cos., Inc.    42,250        3,290
-  Gateway 2000, Inc.                 47,800        3,277
   Aon Corp.                          51,750        3,273
   Delta Air Lines, Inc.              47,000        3,266
   Consolidated Edison Inc.           71,200        3,226
   Wrigley, (Wm.) Jr. Co.             35,300        3,192
   Progressive Corp. of Ohio          22,000        3,157
   Comerica, Inc.                     50,450        3,150
   Southwest Airlines Co.            104,000        3,146
   J.C. Penney Co., Inc.              77,200        3,127
   PECO Energy Corp.                  67,600        3,127
-  NEXTEL Communications, Inc.        85,100        3,117
   The Limited, Inc.                  78,395        3,106
   Lincoln National Corp.             31,400        3,105
   Norfolk Southern Corp.            117,600        3,102
   United Healthcare Corp.            58,500        3,079
   The Chubb Corp.                    52,200        3,057
   Northern Trust Corp.               34,300        3,046
   Capital One Financial Corp.        20,100        3,035
   Deere & Co.                        77,300        2,986
   Conseco Inc.                       95,945        2,962
   FPL Group, Inc.                    55,400        2,950
   Honeywell, Inc.                    38,600        2,926
   Masco Corp.                       102,500        2,896
   Becton, Dickinson & Co.            75,200        2,881
   American Stores Co.                87,200        2,878
   PPG Industries, Inc.               55,800        2,860
   Sysco Corp.                       108,000        2,842
   Pioneer Hi-Bred
    International, Inc.               75,040        2,823
   Transamerica Corp.                 39,600        2,812
   Public Service Enterprise
    Group, Inc.                       73,000        2,788
-  Fred Meyer Inc.                    47,200        2,779
   Unocal Corp.                       74,839        2,755
-  Compuware Corp.                   113,800        2,717
   Rockwell International Corp.       64,000        2,716
-  Novell, Inc.                      107,300        2,703
   Archer-Daniels-Midland Co.        182,676        2,683
   Computer Sciences Corp.            47,900        2,643
   Frontier Corp.                     50,500        2,620
   Marriott International, Inc.
    Class A                           77,400        2,602
   Loews Corp.                        34,800        2,597
   The Quaker Oats Co.                41,500        2,596
   CSX Corp.                          66,600        2,593
   Ralston-Ralston Purina Group       96,100        2,565
-  3Com Corp.                        109,800        2,560
   Bankers Trust Corp.                29,000        2,559
   Hershey Foods Corp.                45,700        2,559
-  Federated Department
    Stores, Inc.                      63,400        2,544
   General Dynamics Corp.             39,200        2,519
-  Kmart Corp.                       148,400        2,495
   Ingersoll-Rand Co.                 49,850        2,474
   Edison International              111,100        2,472
   Air Products & Chemicals, Inc.     71,700        2,456
   RJR Nabisco Holdings Corp.         97,800        2,445
   Tribune Co.                        37,200        2,434
   USX-Marathon Group                 87,600        2,409
   Unicom Corp.                       65,600        2,399
   Reliant Energy, Inc.               91,722        2,391
   Paychex, Inc.                      49,900        2,367
   The Goodyear Tire & Rubber Co.     47,500        2,366
   Browning-Ferris Industries, Inc.   61,200        2,360
   Baker Hughes, Inc.                 97,060        2,360
   American Electric Power Co., Inc.  59,100        2,346
   Circuit City Stores, Inc.          30,600        2,345
-  BMC Software, Inc.                 63,000        2,335
   Regions Financial Corp.            65,900        2,282
   Dover Corp.                        68,800        2,262
   Dominion Resources, Inc.           60,750        2,244
   Mercantile Bancorp, Inc.           46,900        2,228
   St. Paul Cos., Inc.                71,656        2,226
   Mattel, Inc.                       89,187        2,218
-  Seagate Technology                 75,000        2,217
   Jefferson-Pilot Corp.              32,400        2,195
   Franklin Resources Corp.           77,700        2,185
   Tandy Corp.                        34,164        2,180
   Coastal Corp.                      65,900        2,175
   SLM Holding Corp.                  52,000        2,171
   Lehman Brothers Holdings, Inc.     36,300        2,169
   Fort James Corp.                   68,300        2,164
   Burlington Resources, Inc.         54,185        2,164
   Danaher Corp.                      41,400        2,163
-  Unisys Corp.                       77,300        2,140
   Summit Bancorp                     54,000        2,106
   UNUM Corp.                         43,700        2,078
   Entergy Corp.                      75,500        2,076
   Georgia Pacific Group              27,900        2,072
   Avery Dennison Corp.               35,900        2,064
   Nordstrom, Inc.                    50,100        2,048
   Fortune Brands, Inc.               52,100        2,016
   Huntington Bancshares Inc.         65,070        2,013
   Occidental Petroleum Corp.        111,700        2,011
   Century Telephone
    Enterprises, Inc.                 28,500        2,002
   FirstEnergy Corp.                  71,600        2,000
   Rite Aid Corp.                     79,500        1,987
-  AES Corp.                          52,700        1,963
   Barrick Gold Corp.                114,200        1,949
   Rohm & Haas Co.                    57,500        1,930
   Maytag Corp.                       31,800        1,920
   SouthTrust Corp.                   51,300        1,914
   Dollar General Corp.               55,625        1,891
   Dana Corp.                         48,959        1,860

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
   Cincinnati Financial Corp.         50,800      $ 1,851
   Dun & Bradstreet Corp.             51,900        1,849
   Union Carbide Corp.                39,800        1,798
   VF Corp.                           37,928        1,790
-  Tenet Healthcare Corp.             94,200        1,784
   Alcan Aluminium Ltd.               69,050        1,782
   Allergan, Inc.                     20,100        1,766
   SAFECO Corp.                       43,500        1,759
   TRW, Inc.                          38,500        1,752
   MBIA, Inc.                         30,200        1,752
-  Ceridian Corp.                     47,800        1,748
   Carolina Power & Light Co.         46,100        1,743
   Praxair, Inc.                      47,700        1,720
   Winn-Dixie Stores, Inc.            45,900        1,716
   Hasbro, Inc.                       59,250        1,714
   Union Planters Corp.               38,800        1,705
   DTE Energy Co.                     44,200        1,699
   AmSouth Bancorp                    36,900        1,679
   New York Times Co. Class A         58,800        1,676
   Golden West Financial Corp.        17,500        1,671
   Synovus Financial Corp.            80,650        1,648
   Eaton Corp.                        23,000        1,644
   Bear Stearns Co., Inc.             36,750        1,642
-  Toys R Us, Inc.                    86,500        1,627
   Johnson Controls, Inc.             26,000        1,622
   Black & Decker Corp.               29,200        1,619
   The Times Mirror Co. Class A       29,700        1,606
   Genuine Parts Co.                  54,850        1,580
   Equifax, Inc.                      45,800        1,574
-  Parametric Technology Corp.        79,000        1,560
   Morton International, Inc.         42,200        1,551
   PacifiCorp                         89,900        1,551
   Republic New York Corp.            33,400        1,541
   Cooper Industries, Inc.            36,057        1,537
   Ameren Corp.                       42,200        1,527
   Sherwin-Williams Co.               53,700        1,510
   Central & South West Corp.         64,100        1,502
   H & R Block, Inc.                  31,700        1,502
   Biomet, Inc.                       35,700        1,497
   UST, Inc.                          56,900        1,487
-  US Airways Group, Inc.             30,400        1,484
   GPU, Inc.                          39,700        1,481
   R.R. Donnelley & Sons Co.          45,300        1,458
   Tenneco, Inc.                      51,900        1,450
   Provident Cos., Inc.               41,600        1,438
   Consolidated Natural Gas Co.       29,400        1,431
-  Apple Computer, Inc.               39,800        1,430
   Amerada Hess Corp.                 28,300        1,424
-  General Instrument Corp.           46,900        1,422
   Ecolab, Inc.                       40,000        1,420
   Sempra Energy                      73,720        1,415
   Torchmark Corp.                    44,700        1,414
   Union Camp Corp.                   21,000        1,410
-  AutoZone Inc.                      46,000        1,397
   Anadarko Petroleum Corp.           36,700        1,385
   Dow Jones & Co., Inc.              29,300        1,383
   Knight Ridder                      27,600        1,380
   Perkin-Elmer Corp.                 14,100        1,369
   W.W. Grainger, Inc.                31,500        1,356
-  HEALTHSOUTH Corp.                 130,700        1,356
-  LSI Logic Corp.                    43,200        1,347
   Cinergy Corp.                      48,118        1,323
   Columbia Energy Group              25,200        1,317
   ITT Industries, Inc.               36,900        1,305
   Countrywide Credit
    Industries, Inc.                  34,700        1,301
   Whirlpool Corp.                    23,400        1,272
   Willamette Industries, Inc.        33,700        1,272
   International Flavors &
    Fragrances, Inc.                  33,400        1,254
-  KLA-Tencor Corp.                   25,800        1,253
-  Sealed Air Corp.                   25,315        1,245
   MGIC Investment Corp.              35,400        1,241
   Northrop Grumman Corp.             20,700        1,239
   Brown-Forman Corp. Class B         21,500        1,239
   PP&L Resources Inc.                50,000        1,238
   Adobe Systems, Inc.                21,400        1,214
   Champion International Corp.       29,200        1,199
-  Owens-Illinois, Inc.               47,600        1,190
   Parker Hannifin Corp.              34,525        1,182
   Nucor Corp.                        26,700        1,176
   New Century Energies, Inc.         34,500        1,175
   Baltimore Gas & Electric Co.       46,250        1,174
   Bausch & Lomb, Inc.                18,000        1,170
-  Mirage Resorts, Inc.               54,400        1,156
   Allegheny Teledyne Inc.            61,010        1,155
   Wendy's International, Inc.        40,100        1,140
   Service Corp. International        77,700        1,107
   Crown Cork & Seal Co., Inc.        38,700        1,105
   Temple-Inland Inc.                 17,500        1,098
   Reynolds Metals Co.                22,200        1,073
   Northern States Power Co.          46,100        1,069
   Hilton Hotels Corp.                75,000        1,055
   Sunoco, Inc.                       28,967        1,045
   Sonat, Inc.                        33,900        1,017
-  PeopleSoft, Inc.                   69,100        1,011
-  Consolidated Stores, Inc.          33,300        1,009
   Eastman Chemical Co.               23,950        1,007
   PACCAR, Inc.                       24,440        1,007
-  ALZA Corp.                         26,200        1,002
   Darden Restaurants Inc.            48,200          994
   Harcourt General, Inc.             21,963          973
   The Mead Corp.                     31,600          972
   Phelps Dodge Corp.                 19,400          955
   Ashland, Inc.                      23,000          942
-  Silicon Graphics, Inc.             55,346          924
   Sigma-Aldrich Corp.                31,300          916
-  Navistar International Corp.       22,680          911
   Union Pacific Resources
    Group, Inc.                       76,122          904
   C.R. Bard, Inc.                    17,800          898
   Dillard's Inc.                     35,200          893
   SuperValu Inc.                     42,100          868
   Kerr-McGee Corp.                   26,397          866
-  Humana, Inc.                       49,700          857
   Newmont Mining Corp.               48,146          843
   Placer Dome, Inc.                  73,600          823
   Hercules, Inc.                     31,400          793
-  HCR Manor Care, Inc.               34,400          785
-  Niagara Mohawk Holdings Inc.       57,700          775
   Engelhard Corp.                    45,350          768
   The BFGoodrich Co.                 22,200          762

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
ASSET ALLOCATION FUND                 SHARES        (000)
----------------------------------------------------------
   Deluxe Corp.                       25,500        $ 743
   Apache Corp.                       28,300          738
   The Stanley Works                  28,000          717
-  King World Productions, Inc.       23,300          712
   Harris Corp.                       24,800          710
   Liz Claiborne, Inc.                21,600          705
   Great Lakes Chemical Corp.         18,900          695
-  Advanced Micro Devices, Inc.       44,100          684
   Fluor Corp.                        25,100          678
   Inco Ltd.                          50,898          678
   Ryder System, Inc.                 24,200          669
   Westvaco Corp.                     31,700          666
-  St. Jude Medical, Inc.             27,300          665
   Scientific-Atlanta, Inc.           24,100          657
   Centex Corp.                       19,200          641
-  Thermo Electron Corp.              46,800          635
   USX-U.S. Steel Group               26,940          633
   Freeport-McMoRan Copper &
    Gold Inc. Class B                 58,100          632
   Adolph Coors Co. Class B           11,700          632
   Thomas & Betts Corp.               16,700          627
   Louisiana-Pacific Corp.            33,100          616
   Pall Corp.                         36,766          609
-  Harrah's Entertainment, Inc.       31,900          608
   Mallinckrodt, Inc.                 22,500          599
   Raychem Corp.                      26,500          598
   Autodesk, Inc.                     14,700          594
   American Greetings Corp. Class A   22,900          581
   Brunswick Corp.                    30,400          580
   Laidlaw, Inc.                      97,900          569
   NICOR, Inc.                        15,800          568
   Nalco Chemical Co.                 21,300          566
   Snap-On Inc.                       19,450          564
   Homestake Mining Co.               65,100          561
   Case Corp.                         22,100          561
-  FMC Corp.                          11,300          558
   Armstrong World Industries Inc.    12,300          556
   Meredith Corp.                     17,200          541
   Crane Co.                          21,637          523
   Aeroquip-Vickers Inc.               9,000          516
   IKON Office Solutions, Inc.        40,100          514
   Boise Cascade Corp.                15,800          510
   Bemis Co., Inc.                    16,400          509
   Owens Corning                      15,900          506
   National Service Industries, Inc.  14,700          501
   Cooper Tire & Rubber Co.           25,400          467
-  National Semiconductor Corp.       49,800          464
   Cummins Engine Co., Inc.           12,500          445
   Ball Corp.                          9,400          441
   McDermott International, Inc.      17,200          435
   Briggs & Stratton Corp.             8,500          419
   Shared Medical Systems Corp.        7,500          418
   Alberto-Culver Co. Class B         17,600          411
   Tektronix, Inc.                    16,150          408
-  Cabletron Systems, Inc.            47,500          389
   Longs Drug Stores, Inc.            12,600          383
   EG&G, Inc.                         14,100          372
   Great Atlantic & Pacific Tea
    Co., Inc.                         12,000          360
   Cyprus Amax Minerals Co.           29,311          355
   Helmerich & Payne, Inc.            15,600          354
   Peoples Energy Corp.               10,900          352
   Worthington Industries, Inc.       29,050          341
-  Rowan Cos., Inc.                   26,500          336
   Tupperware Corp.                   18,500          333
-  Andrew Corp.                       26,975          332
   Pulte Corp.                        15,700          327
   The Timken Co.                     19,500          317
   Millipore Corp.                    13,100          316
   Fleetwood Enterprises, Inc.        10,975          314
   Potlatch Corp.                      9,100          309
   Moore Corp. Ltd.                   30,200          298
-  Bethlehem Steel Corp.              36,100          298
   The Pep Boys
    (Manny, Moe & Jack)               19,500          297
   Polaroid Corp.                     14,362          288
   Jostens Inc.                       13,000          276
-  Reebok International Ltd.          17,400          276
-  W.R. Grace & Co.                   22,600          274
   Kaufman & Broad Home Corp.         11,200          253
   Russell Corp.                      12,200          246
-  Fruit of the Loom Inc. Class A     23,600          245
   Eastern Enterprises                 6,400          233
   ONEOK, Inc.                         8,800          218
   Battle Mountain Gold Co. Class A   72,300          199
   NACCO Industries, Inc. Class A      2,560          190
   ASARCO, Inc.                       13,000          179
   Milacron Inc.                      11,300          178
   Springs Industries Inc. Class A     5,800          157
   Foster Wheeler Corp.               12,500          152
-  Data General Corp.                 14,000          142
   Harnischfeger Industries Inc.      15,200           86
-  Siebel Systems, Inc.                  102            5
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,777,430)                            3,268,114
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (38.8%)
----------------------------------------------------------
U.S. TREASURY BONDS
   5.50%, 8/15/2028                $  50,000       47,861
   6.125%, 11/15/2027                163,410      169,621
   6.375%, 8/15/2027                 117,270      125,465
   6.50%, 11/15/2026                 212,160      229,877
   6.875%, 8/15/2025                  81,315       91,931
   7.125%, 2/15/2023                  45,585       52,618
   7.25%, 5/15/2016                   66,525       76,454
   7.50%, 11/15/2016                  98,770      116,309
   7.50%, 11/15/2024                 109,240      132,139
   7.625%, 11/15/2022                 79,220       96,307
   7.625%, 2/15/2025                  79,585       97,831
(2)8.00%, 11/15/2021                 138,360      173,948
   8.125%, 8/15/2019                 103,820      130,737
(2)8.125%, 5/15/2021                 155,115      196,999
   8.75%, 5/15/2017                   79,830      105,271
   8.75%, 5/15/2020                   84,400      112,987
   8.75%, 8/15/2020                  115,600      154,973
   8.875%, 8/15/2017                 127,540      169,790
   8.875%, 2/15/2019                 118,335      158,939
   10.375%, 11/15/2012                83,958      110,776
   10.625%, 8/15/2015                 66,610      100,026

----------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (38.8%)
----------------------------------------------------------
   11.25%, 2/15/2015                 $70,890    $ 110,707
   11.75%, 11/15/2014                 55,775       82,553
   12.00%, 8/15/2013                  94,650      137,903
   12.75%, 11/15/2010                  7,220       10,072
   14.00%, 11/15/2011                 17,300       26,252
----------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $3,049,362)                            3,018,346
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (19.6%)(1)
----------------------------------------------------------
COMMERCIAL PAPER (10.9%)
A.I. Credit Corp.
   4.80%, 6/16/1999                   40,000       39,596
Abbey National North America Corp.
   4.82%, 6/9/1999                    55,000       54,495
Associates First Capital Corp.
   4.82%, 6/11/1999                   50,000       49,525
BP Capital Corp.
   4.78%, 6/18/1999                   25,000       24,741
Commercial Credit Corp.
   4.83%, 5/10/1999                   50,000       49,738
Daimler-Benz of North America, Inc.
   4.81%, 5/7/1999                    59,000       58,716
E.I. du Pont de Nemours & Co.
   4.80%, 6/2/1999                    25,000       24,870
   4.80%, 6/7/1999                    24,000       23,786
Ford Credit Puerto Rico Corp.
   4.86%, 4/12/1999                   25,000       24,963
Ford Motor Credit Co.
   4.81%, 6/18/1999                   30,000       29,687
General Electric Capital Corp.
   4.83%, 6/10/1999                   50,000       49,534
General Motors Acceptance Corp.
   4.80%, 5/7/1999                    20,000       19,904
   4.83%, 4/14/1999                   30,000       29,948
Halifax PLC
   4.80%, 6/16/1999                   50,000       49,494
Household Finance Corp.
   4.82%, 6/10/1999                   50,000       49,531
International Lease Finance Corp.
   4.79%, 6/14/1999                   25,000       24,754
   4.79%, 6/21/1999                   25,000       24,731
KFW International Finance Inc.
   4.79%, 6/17/1999                   50,000       49,488
MetLife Funding Inc.
   4.83%, 4/15/1999                   20,000       19,962
Toyota Motor Credit Corp.
   4.78%, 4/16/1999                   25,000       24,950
   4.78%, 6/16/1999                   45,000       44,545
USAA Capital Corp.
   4.80%, 6/4/1999                    25,000       24,787
   4.84%, 4/9/1999                    25,000       24,973
Xerox Capital Corp. LLC
   4.80%, 6/7/1999                    30,000       29,730
----------------------------------------------------------
                                                  846,448
                                               -----------
----------------------------------------------------------
----------------------------------------------------------
                                         FACE      MARKET
                                       AMOUNT      VALUE*
                                        (000)       (000)
----------------------------------------------------------
REPURCHASE AGREEMENTS (8.7%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.94%, 4/1/1999                 $ 617,466    $ 617,466
   4.97%, 4/1/1999--Note G            59,119       59,119
----------------------------------------------------------
                                                  676,585
                                               -----------
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,522,950)                            1,523,033
----------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $6,349,742)                            7,809,493
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
----------------------------------------------------------
Other Assets--Note C                               81,470
Liabilities--Note G                              (113,246)
                                               -----------
                                                  (31,776)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 315,719,709 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)          $7,777,717
==========================================================

NET ASSET VALUE PER SHARE                          $24.63
==========================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 60.3% and 1.3%, respectively, of net assets.

    See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $101,217,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

-----------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
-----------------------------------------------------------
Paid in Capital                   $6,080,194       $19.26
Undistributed Net
  Investment Income                   56,997          .18
Accumulated Net Realized Gains       177,691          .56
Unrealized Appreciation--Note F
  Investment Securities            1,459,751         4.62
  Futures Contracts                    3,084          .01
-----------------------------------------------------------
 NET ASSETS                       $7,777,717       $24.63
-----------------------------------------------------------

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------
                                                    ASSET ALLOCATION FUND
                                          SIX MONTHS ENDED MARCH 31, 1999
                                                                    (000)
--------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                   $  20,053
    Interest                                                      105,296
    Security Lending                                                  140
                                                                ---------
        Total Income                                              125,489
EXPENSES                                                        ---------
    Investment Advisory Fees--Note B
        Basic Fee                                                   3,865
        Performance Adjustment                                       (980)
   The Vanguard Group--Note C
        Management and Administrative                              12,883
        Marketing and Distribution                                    663
    Custodian Fees                                                     33
    Auditing Fees                                                      18
    Shareholders' Reports                                              61
    Trustees' Fees and Expenses                                         5
                                                                ---------
        Total Expenses                                             16,548
        Expenses Paid Indirectly--Note D                               (7)
                                                                ---------
        Net Expenses                                               16,541
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                             108,948
--------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                     12,414
    Futures Contracts                                             336,884
--------------------------------------------------------------------------
REALIZED NET GAIN                                                 349,298
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                         509,932
    Futures Contracts                                             (57,729)
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                  452,203
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $910,449
==========================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-----------------------------------------------------------------------------------------------------
                                                                           ASSET ALLOCATION FUND
                                                                -------------------------------------
                                                                     SIX MONTHS                YEAR
                                                                          ENDED               ENDED
                                                                  MAR. 31, 1999       SEP. 30, 1998
                                                                          (000)               (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                            $  108,948          $  179,056
    Realized Net Gain                                                   349,298             163,880
    Change in Unrealized Appreciation (Depreciation)                    452,203             242,715
                                                                    --------------------------------
        Net Increase in Net Assets Resulting from Operations            910,449             585,651
                                                                    --------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (146,494)           (141,316)
    Realized Capital Gain                                              (308,688)           (181,623)
                                                                    --------------------------------
        Total Distributions                                            (455,182)           (322,939)
                                                                    --------------------------------
CAPITAL SHARE TRANSACTIONS (1)
    Issued                                                            1,738,638           1,956,353
    Issued in Lieu of Cash Distributions                                439,047             310,969
    Redeemed                                                           (491,750)           (631,912)
                                                                    --------------------------------
        Net Increase from Capital Share Transactions                  1,685,935           1,635,410
-----------------------------------------------------------------------------------------------------
    Total Increase                                                    2,141,202           1,898,122
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                               5,636,515           3,738,393
                                                                    --------------------------------
    End of Period                                                    $7,777,717          $5,636,515
=====================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                               71,184              85,659
    Issued in Lieu of Cash Distributions                                 18,604              14,684
    Redeemed                                                            (20,258)            (27,756)
                                                                    --------------------------------
        Net Increase in Shares Outstanding                               69,530              72,587
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                 ASSET ALLOCATION FUND
                                                                               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED     -------------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $22.90       $21.53       $18.27       $17.03       $13.78       $15.08
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .36          .79          .74          .69          .64          .52
    Net Realized and Unrealized Gain
        (Loss) on Investments                      3.11         2.33         4.29         1.82         3.18         (.81)
                                                 ------------------------------------------------------------------------
        Total from Investment Operations           3.47         3.12         5.03         2.51         3.82         (.29)
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.56)        (.74)        (.72)        (.66)        (.57)        (.48)
    Distributions from Realized Capital Gains     (1.18)       (1.01)       (1.05)        (.61)          --         (.53)
                                                 ------------------------------------------------------------------------
        Total Distributions                       (1.74)       (1.75)       (1.77)       (1.27)        (.57)       (1.01)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $24.63       $22.90       $21.53       $18.27       $17.03       $13.78
=========================================================================================================================

TOTAL RETURN                                     15.48%       15.24%       29.42%       15.27%       28.57%       -2.05%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $7,778       $5,637       $3,738       $2,341       $1,593       $1,120
    Ratio of Total Expenses to
        Average Net Assets                       0.48%*        0.49%        0.49%        0.47%        0.49%        0.50%
    Ratio of Net Investment Income to
        Average Net Assets                       3.18%*        3.80%        3.96%        4.17%        4.41%        3.68%
    Portfolio Turnover Rate                         3%*          60%          10%          47%          34%          51%
=========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the six months ended March 31, 1999, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $980,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 1999, the fund had contributed capital of $1,246,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 1999, custodian fee offset arrangements reduced expenses by $7,000.

E. During the six months ended March 31, 1999, the fund purchased $746,076,000 of investment securities and sold $40,879,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,116,722,000 and $45,428,000, respectively.

F. At March 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,459,751,000, consisting of unrealized gains of $1,548,960,000 on securities that had risen in value since their purchase and $89,209,000 in unrealized losses on securities that had fallen in value since their purchase.

      At March 31, 1999, the aggregate settlement value of open futures contracts expiring in December 1999 and the related unrealized appreciation were:

       --------------------------------------------------------------------------------------
                                                                        (000)
                                                   ------------------------------------------
                                                           AGGREGATE
                                    NUMBER OF             SETTLEMENT            UNREALIZED
        FUTURES CONTRACTS        LONG CONTRACTS              VALUE             APPRECIATION
       --------------------------------------------------------------------------------------
        S&P 500 Index                 4,397               $1,421,660              $3,084
       --------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at March 31, 1999, was $74,364,000, for which the fund had received as collateral cash of $59,119,000 and U.S. Treasury securities with a market value of $18,843,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                         at the Battle of the Nile on
                         August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                       after reading Nelson's inspiring
                     tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                      with the judgment of the captains,
                     together with their valour, and that
                       of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                         Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                       and forerunner of today's family
                          of some 100 Vanguard funds,
                       celebrated his 100th birthday on
                          July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                               Wellington Fund,
                       The Vanguard Group's oldest fund,
                        was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                           The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q782-05/13/1999

(C) 1999 The Vanguard Marketing Corporation, Distributor. All rights reserved.